UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 26, 2004

                          IR BIOSCIENCES HOLDINGS, INC.
                          -----------------------------
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

               DELAWARE             033-05384               13-3301899
            --------------       ----------------       -------------------
               (STATE OF         (COMMISSION FILE          (IRS EMPLOYER
            INCORPORATION)           NUMBER)            IDENTIFICATION NO.)

                         4021 N. 75TH STREET, SUITE 201
                              SCOTTSDALE, AZ 85251
                              --------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (480) 922-3926
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

          ------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 26, 2004, IR BioSciences Holdings, Inc. (the "Registrant") completed the second closing of a private placement, whereby the Registrant sold an aggregate of $800,000 worth of units (each a "Unit" and collectively, the "Units") to accredited investors (as defined by Rule 501 under the Securities Act of 1933, as amended). As previously reported in a Current Report on Form 8-K filed October 19, 2004, the Registrant sold an aggregate of $1,650,000 worth of Units in the initial closing that occurred on October 13, 2004 (the transaction is referred to herein as the "Private Placement").

Pursuant to the terms of the Subscription Agreement, in the form attached hereto as Exhibit 10.1, each Unit was sold for $10,000 (the "Unit Price") and consisted of the following:

     (a) a number of shares (the "Shares") of common stock of the Registrant, par value $0.001 per share (the "Common Stock"), determined by dividing: (i) the Unit Price by (ii) $0.125; and

     (b) a warrant (each a "Warrant" and collectively, the "Warrants") to purchase, at any time prior to the fifth (5th) anniversary following the date of issuance of the Warrant, a number of shares of Common Stock equal to fifty percent (50%) of the number of Shares included within the Unit, at a price equal to fifty cents ($0.50) per share of Common Stock. A form of the Warrant is attached hereto as Exhibit 4.1.

In consideration of the investment, the Registrant granted to each investor certain registration rights and anti-dilution rights, as set forth in Exhibits
4.2 and 4.3, respectively. A complete list of investors participating in the second closing of the Private Placement is set forth as a schedule to Exhibit 10.1.

On October 26, 2004, the Registrant entered into a settlement agreement (the "Settlement Agreement") with certain creditors (collectively, the "Creditors"), whereby for full and complete satisfaction of claims totaling an aggregate of $10,799 (the "Claim Amount"), the Registrant issued the following:

     (a) a number of shares of Common Stock determined by dividing (i) the Claim Amount by (ii) $0.125 (collectively, the "Claim Shares"); and

     (b) warrants (each a "Claim Warrant" and collectively, the "Claim Warrants") to purchase, at any time prior to the fifth (5th) anniversary following the date of issuance of the Claim Warrant, a number of shares of Common Stock equal to fifty percent (50%) of the number of Claim Shares, at a price equal to fifty cents ($0.50) per shares of Common Stock. The Claim Warrants are identical to the Warrants issued in the Private Placement, a form of which is attached hereto as Exhibit 4.1.

The Settlement Agreement is attached hereto as Exhibit 10.2. A complete list of the Creditors is set forth as a schedule to Exhibit 10.2.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

The Shares, the Claim Shares, the Warrants and the Claim Warrants described in
Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. Each of the Creditors and the investors qualify as an accredited investor (as defined by Rule 501 under the Securities Act of 1933, as amended).

Pursuant to the terms of a Placement Agency Agreement, dated September 3, 2004, by and between the Registrant and Joseph Stevens & Co., Inc. ("JSC"), the Registrant issued 1,600,000 shares of Common Stock to JSC, and or its designees, upon the second closing of the Private Placement. The shares were issued as consideration for JSC's services as the Registrant's placement agent in the transaction described in Item 1.01 above. The shares were issued in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

The Registrant previously issued convertible promissory notes in the aggregate principal amount of $76,000 (collectively, the "Promissory Notes"). Immediately upon the second closing of the Private Placement, and in accordance with the terms of the Promissory Notes, all outstanding principal and accrued interest converted into 867,033 shares of Common Stock (the "Conversion Shares"). The holders of the Promissory Notes were also issued warrants, each with a term of five years, to purchase up to an aggregate of 433,516 shares of Common Stock (the "Conversion Warrants"). The Conversion Shares and Conversion Warrants were issued in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. Each holder of the Promissory Notes qualifies as an accredited investor (as defined by Rule 501 under the Securities Act of 1933, as amended).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

EXHIBIT
NUMBER                                 DESCRIPTION
--------     -------------------------------------------------------------------
4.1          Form of Warrant. *
4.2          Form of Registration Rights (Annex A to Subscription Agreement).*
4.3          Form of Anti-Dilution Rights (Annex B to Subscription Agreement).*
10.1         Form of Subscription Agreement.**
10.2         Form of Settlement Agreement.***

* Incorporated by reference to Current Report on Form 8-K filed by the Registrant on October 19, 2004.

** Originally included as an exhibit to the Current Report on Form 8-K filed by the Registrant on October 19, 2004. This document is refiled to include investors participating in second closing of the Private Placement.

*** Originally included as an exhibit to the Current Report on Form 8-K filed by the Registrant on October 19, 2004. This document is refiled to include Creditors converting in the second closing of the Private Placement.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         IR BIOSCIENCES HOLDINGS, INC.

Date: October 27, 2004                   BY:  /S/ MICHAEL WILHELM
                                         ------------------------
                                         Michael Wilhelm
                                         President
                                         (Duly Authorized Officer)

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION
--------    --------------------------------------------------------------------
4.1         Form of Warrant. *
4.2         Form of Registration Rights (Annex A to Subscription Agreement).*
4.3         Form of Anti-Dilution Rights (Annex B to Subscription Agreement).*
10.1        Form of Subscription Agreement.  **
10.2        Form of Settlement Agreement. ***

* Incorporated by reference to Current Report on Form 8-K filed by the Registrant on October 19, 2004.

** Originally included as an exhibit to the Current Report on Form 8-K filed by the Registrant on October 19, 2004. This document is refiled to include investors participating in second closing of the Private Placement.

*** Originally included as an exhibit to the Current Report on Form 8-K filed by the Registrant on October 19, 2004. This document is refiled to include Creditors converting in the second closing of the Private Placement.